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                                                                  EXHIBIT 10.2

                                  AMENDMENT TO
                          AGREEMENT AND PLAN OF MERGER

         AMENDMENT TO AGREEMENT AND PLAN OF MERGER (this "AMENDMENT"), dated as of December 31, 1996, among PhoneTel Technologies, Inc., an Ohio corporation (the "Buyer"); PhoneTel CCI, Inc., a Texas corporation and wholly owned subsidiary of the Buyer ("Merger Sub"); Cherokee Communications, Inc., a Texas corporation ("CCI"); Bill H. Bailey, Jr., Edward L. Marshall, Jerry T. Beddow,
C. Nelson Trimble, Berthel Fisher & Company Investments, Inc., Capital Southwest Corporation, Capital Southwest Venture Corporation, Banc One Capital Partners, L.P. (together with CCI, collectively the "Sellers"); and Bill H. Bailey, Jr. and J. Bruce Duty, as Seller Representatives.

                             W I T N E S S E T H:
                             --------------------

         WHEREAS, the Buyer, Merger Sub and the Sellers entered into that certain Agreement and Plan of Merger, dated as of November 21, 1996 (the "AGREEMENT"), whereby they agreed to cause Merger Sub to merge with and into CCI; and

         WHEREAS, pursuant to the terms of the Agreement, the Closing Date is to occur between January 2, 1997 and January 31, 1997; and

         WHEREAS, the Buyer, the Sellers, Merger Sub and Seller Representatives have agreed to close the transactions contemplated by the Agreement on January 3, 1997, but desire the Merger to be effective for financial accounting purposes as of January 1, 1997, on the terms and conditions provided in this Amendment;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I.

                                  GENERAL TERMS
                                  -------------

         A.TERMS DEFINED IN AGREEMENT. As used in this Amendment, except as may otherwise be provided in Sections 1.2 and 1.3 hereof, all capitalized terms shall have the meanings ascribed to them in the Agreement.

         B.AMENDED DEFINITIONS. The following terms which are defined in Article IX of the Agreement are amended in their entirety to read as follows:

                  "Contract Phones" shall mean the telephones to be installed by CCI pursuant to location contracts entered into by CCI, provided the locations for installation of such telephones have been selected and approved consistent with standards employed by CCI immediately prior to October 16, 1996.

                  "First Rate Cap Year" shall mean the twelve-month period from the Effective Time through the first anniversary of the Effective Time.



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                  "Post-Closing Period" shall mean any taxable year beginning on or after January 1, 1997.

                  "Pre-Closing Period" shall mean any taxable year which ends on or before December 31, 1996.

                  "Second Rate Cap Year" shall mean the twelve-month period from the end of the First Rate Cap Year through the second anniversary of the Effective Time.

                  "Straddle Period" shall mean any taxable year that begins before and ends after the Effective Time.

         C.NEW DEFINITIONS. The following terms are hereby added as defined terms in Article IX of the Agreement to read in their entirety and be located as follows:

                  1.The following shall be added after the defined term "Straddle Period" and before the defined term "Surviving Corporation":
"Subsidiaries" shall mean Cherokee Communications, Inc., a South Dakota corporation, and Cherokee Communications, Inc., a Nevada corporation.

                  2.The following shall be added after the defined term "Merger" and before the defined term "Merger Sub": "Merger Effective Time" shall mean the close of business on the date on which the Articles of Merger have been duly filed with the Texas Secretary of State or such other time as is agreed upon by the parties and specified in the Articles of Merger.

II.

                             REVISIONS TO AGREEMENT
                             ----------------------

         A.MERGER EFFECTIVE TIME; EFFECTIVE TIME. Sections 1.1, 1.2, 1.11 and
1.12 of the Agreement are hereby amended by replacing the defined term "Effective Time" with the defined term "Merger Effective Time". Section 1.4(c) of the Agreement is hereby amended by replacing the defined term "Closing Date" with the defined term "Effective Time".

         B.CONSIDERATION ADJUSTMENTS--FIRST QUARTER. Section 1.4(b) of the Agreement is hereby amended to read in its entirety as follows:

                  "(b)     FIRST QUARTER EBITDA. Intentionally Omitted."

         C.CONSIDERATION ADJUSTMENTS--INSTALLED PHONES. Section 1.4(d) of the Agreement is hereby amended to read in its entirety as follows:

                  "(d) INSTALLED PHONES. If the number of Installed Phones as of the Effective Time is less than 14,000, the Consideration (as adjusted pursuant to Sections 1.4(a), (b), and (c)) shall be decreased by $3,950 multiplied by the difference between 14,000 and the number of Installed



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                  Phones as of the Effective Time. For purposes of this Section
                  1.4(d), the number of Installed Phones shall include up to 900 Contract Phones."

         D.CONSIDERATION ADJUSTMENTS--CONTRACT PHONES. The Agreement is hereby amended by adding the following as Section 1.4(f) to read in its entirety as follows:

                  "(f) CONTRACT PHONES. If the number of Installed Phones as of the Effective Time is less than 14,000, the Consideration (as adjusted pursuant to Sections 1.4(a), (b), (c), (d) and (e)) shall be decreased: (i) by $150 per Contract Phone for which equipment to complete installation is held in inventory as of the Effective Time, and (ii) by $1,000 per Contract Phone for which equipment to complete installation is not in inventory as of the Effective Time. For purposes of this Section 1.4(f), the number of Contract Phones with respect to which the Consideration will be adjusted shall equal the difference between 14,000 and the number of Installed Phones as of the Effective Time, not to exceed 900. For purposes of this
                  Section 1.4(f), the Consideration shall be adjusted first with respect to Contract Phones for which equipment to complete installation is held in inventory as of the Effective Time and then, to the extent necessary, with respect to Contract Phones for which equipment to complete installation is not in inventory as of the Effective Time."

         E.THE CLOSING. Section 1.8 of the Agreement is hereby amended to read in its entirety as follows:

                  "1.8 THE CLOSING. Upon the terms and subject to the conditions contained in this Agreement, the Closing of the transactions contemplated hereby (the "Closing") will take place at the offices of Gardere & Wynne, L.L.P., 3000 Thanksgiving Tower, Dallas, Texas 75201 (or such other place as the Buyer and Seller Representatives may agree) on January 3, 1997 (the "Closing Date"), simultaneously with the execution of the other agreements, documents, instruments and writings to be executed and delivered pursuant hereto or in connection herewith (collectively, the "Other Documents"). At the Closing, the actions described in Sections 1.6(b), 1.8, 1.9 and 1.10 hereof shall be taken. All such actions shall be deemed to have occurred simultaneously. On the Closing Date, the Buyer and CCI will cause appropriate Articles of Merger (the "Articles of Merger") to be filed with the Secretary of State of Texas in such form and executed as provided in
                  Article 5.04 of the Texas Business Corporation Act. Notwithstanding that for state law purposes the Merger will be effective at the Merger Effective Time, the parties agree that, except as otherwise provided herein, for purposes of allocating the rights and responsibilities of the parties under this Agreement, the Merger shall be deemed effective as of 12:01 a.m., January 1, 1997, and such time is hereafter referred to as the "Effective Time"."



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         F.REPRESENTATIONS AND WARRANTIES. The second sentence of the introductory paragraph of Article III of the Agreement is hereby amended to read in its entirety as follows:

                  "All references to CCI in this Article III shall refer to CCI, the Subsidiaries, and CCI's investments in CID, but not the Excluded Assets, except for Sections 3.1(a) and (c), 3.4, and 3.6."

         G.SUBSIDIARIES. Section 3.1 of the Agreement is hereby amended to read in its entirety as follows:

                           "3.1 ORGANIZATION AND STANDING; SUBSIDIARIES. (a) CCI
                  is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas. Cherokee Communications, Inc., a South Dakota corporation, is a corporation duly organized, validly existing and in good standing under the laws of the State of South Dakota. Cherokee Communications, Inc., a Nevada corporation, is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. CID Communications, S.A. de C.V. ("CID") is a corporation duly organized, validly existing and in good standing under the laws of Mexico.

                           (b) CCI has all requisite corporate power and
                  authority to own, lease and operate the properties and assets it now owns, leases and operates and to carry on its business and operations as now being conducted. CCI is duly qualified or licensed to do business and is in good standing in each of the jurisdictions in which (i) the character or location of the properties and assets it owns, leases or operates, (ii) the conduct of its business and operations as currently and heretofore conducted or (iii) any other circumstance makes such qualification necessary, except where the failure to be so qualified or licensed would not have a material adverse effect on CCI.

                           (c) CCI has no investment in any corporation,
                  partnership or other entity except CID and the Subsidiaries. CCI has good and valid title to such number of shares of common stock of CID which constitutes 50% of the outstanding shares of the only equity security of CID, free and clear of any Encumbrances. CCI has good and valid title to all outstanding shares of common stock of the Subsidiaries, free and clear of any Encumbrances."

         H.RECENT EBITDA. The Agreement is hereby amended by adding the following as Section 3.26 to read in its entirety as follows:

                  "3.26    EBITDA.  EBITDA for October 1996 plus November 1996
                  is at least $1,172,349."



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         I.TAX RETURNS. The fourth sentence of Section 5.1(b) of the Agreement is hereby amended to read in its entirety as follows:

                  "To the extent permissible under applicable law, all such Tax Returns shall be prepared and filed in a timely manner consistently with CCI's past practices."

         J.EXCLUDED ASSETS. The first sentence of Section 5.9 of the Agreement is hereby amended to read in its entirety as follows:

                  "Prior to the Effective Time, the Sellers shall cause the assets relating to CCI's hospitality division listed on Exhibit H hereto (the "Excluded Assets") (and any related liabilities) to be transferred out of CCI and to be acquired and assumed by the Sellers or one or more other parties (other than CCI or the Buyer)."

         K.CONDITIONS TO CLOSING. Section 6.1(f) of the Agreement is hereby amended to read in its entirety as follows:

                  "(f) EBITDA. The EBITDA for October 1996 plus November 1996 shall be at least $1,172,349."

         L.TAX INDEMNIFICATION. Section 7.7 of the Agreement is hereby amended as follows:

                  1.Section 7.7(a)(ii) of the Agreement is hereby amended to read in its entirety as follows:

                  "(ii) any Straddle Period, but only with respect to the portion of such Straddle Period ending on December 31, 1996 and in the manner provided in paragraph 7.7(d) hereof and"

                  2.Section 7.7(b) of the Agreement is hereby amended by replacing the phrase "Without limiting the generality of Section 7.7(a) above" in the first sentence thereof with the phrase "Notwithstanding anything to the contrary contained herein":

                  3.Section 7.7(c)(ii) of the Agreement is hereby amended to read in its entirety as follows:

                  "(ii) any Straddle Period, but only with respect to the portion of such Straddle Period beginning on January 1, 1997 and in the manner provided in paragraph 7.7(d) hereof."

                  4.Section 7.7(d) of the Agreement is hereby amended by replacing the words "the Closing Date" with the words "December 31, 1996".

                  5.Section 7.7(e) of the Agreement is hereby amended by adding the following to the end thereof:



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                  ", provided, however, that CCI shall, to the extent permitted under applicable law, elect to carry back any loss attributable to any compensation deduction generated by the exercise of stock options on January 1, 1997 by Management Sellers, or the use of capital contribution of cash by Mr. Bill H. Bailey, Jr. on January 1, 1997 related thereto."

                  6.Section 7.7(f) of the Agreement is hereby amended by adding the following sentence after the end of the third sentence thereof:

                  "Notwithstanding anything to the contrary contained herein, the Buyer shall pay to the Sellers all Tax refunds resulting from the carry back of any loss attributable to any compensation deduction generated by the exercise of stock options on January 1, 1997 by Management Sellers on, or the use of capital contribution of cash by Mr. Bill H. Bailey, Jr. January 1, 1997 related thereto."

                  7.Section 7.7(h) of the Agreement is hereby amended by replacing the words "the day after the Closing Date" with the words "January 1, 1997".

         M.AMENDED SCHEDULE. Schedule 2.2 of the Agreement is hereby deleted in its entirety and replaced by Schedule 2.2 attached to this Amendment.

III.

                                  MISCELLANEOUS
                                  -------------

         A.EXTENT OF AMENDMENTS. Except as otherwise expressly provided herein, the Agreement, and the other instruments and agreements referred to therein are not amended, modified or affected by this Amendment. Except as expressly set forth herein, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Agreement are herein ratified and confirmed and shall remain in full force and effect.

         B.REFERENCES. On and after the date on which this Amendment becomes effective, the terms, "Agreement," "this Agreement," "hereof," "herein," "hereunder" and terms of like import, when used herein or in the Agreement shall, except where the context otherwise requires, refer to the Agreement, as amended by this Amendment, and as may be further amended from time to time.


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                     [Agreement continued on following page]




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         C.COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto executed this Amendment as of the day and year first above written.

                                 PHONETEL TECHNOLOGIES, INC.

                                 By:
                                    -------------------------------------------
                                          Peter G. Graf
                                          Chairman and Chief Executive Officer

                                 PHONETEL CCI, INC.

                                 By:
                                    -------------------------------------------
                                          Peter G. Graf
                                          Chairman and Chief Executive Officer

                                 CHEROKEE COMMUNICATIONS, INC.

                                 By:

                                    -------------------------------------------
                                          Bill H. Bailey, Jr.
                                          Chairman and Chief Executive Officer

                                 SELLERS:

                                 ----------------------------------------------
                                 BILL H. BAILEY, JR., individually

                                 ----------------------------------------------
                                 EDWARD L. MARSHALL, individually

                                 ----------------------------------------------
                                 JERRY T. BEDDOW, individually

                                 ----------------------------------------------
                                 C. NELSON TRIMBLE, individually


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                                  BERTHEL FISHER & COMPANY
                                  INVESTMENTS, INC.

                                  By:
                                     ---------------------------
                                           James D. Thorp
                                           President

                                  CAPITAL SOUTHWEST CORPORATION

                                  By:
                                     ---------------------------
                                           J. Bruce Duty
                                           Senior Vice President

                                  CAPITAL SOUTHWEST VENTURE
                                  CORPORATION

                                  By:
                                     ---------------------------
                                           J. Bruce Duty
                                           Senior Vice President

                                  BANC ONE CAPITAL PARTNERS, L.P.

                                  By BOCP Corporation
                                  General Partner

                                  By:
                                     ---------------------------
                                           Suzanne B. Kriscunas
                                           Authorized Signer

                                  SELLER REPRESENTATIVES:

                                  ------------------------------
                                  BILL H. BAILEY, JR.


                                  ------------------------------
                                  J. BRUCE DUTY



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                                  SCHEDULE 2.2

                         Restrictions on Transferability

         1. Amended and Restated Shareholders Agreement dated May 21, 1993, among CCI, Bill H. Bailey, Jr., Capital Southwest Corporation, a Texas corporation; Capital Southwest Venture Corporation, a Nevada corporation; Banc One Capital Partners Corporation, a Texas corporation; and Berthel Fisher & Company, Inc., an Iowa corporation. This agreement supersedes the Shareholders Agreement dated December 31, 1992.

         2. Amendment No. 1 to the Amended and Restated Shareholders Agreement (dated as of May 21, 1993) dated November 2, 1995, made and entered into by and among Bill H. Bailey, Jr.; Capital Southwest Corporation, a Texas corporation; Capital Southwest Venture Corporation, a Nevada corporation; Banc One Capital Partners Corporation, a Texas corporation; Berthel Fisher & Co., Inc., an Iowa corporation; CCI; and Network Operator Services, Inc., a Texas corporation.

         3. Agreement dated May 21, 1993 between CCI, Berthel Fisher & Company, Inc. and Berthel Fisher & Company Financial Services, Inc. This Agreement consolidated the terms of four letter agreements dated June 5, 1992, October 6, 1992, December 3, 1992 and April 12, 1993 between these parties.

         4. See Items 2-7 of Schedule 3.5(a) only to the extent the lessor may terminate lease upon the Merger.

         5. Loan and Warrant Purchase Agreement (the "Agreement") dated May 21, 1993, between Banc One Capital Partners Corporation and CCI pursuant to which Banc One Capital Partners Corporation granted CCI a term loan in the amount of $5,000,000 (to be paid contemporaneously with the Closing).

         6. 1992 Incentive Stock Option Plan, as may be amended contemporaneously with the Closing (the "Plan"), and the options issued pursuant to the Plan.

         7. Option Agreement dated November 2, 1995 between Bill H. Bailey, Jr. and Network Operator Services, Inc. (to be terminated contemporaneously with the Closing).

         8. 1,143,000 Shares owned by Bailey are pledged to Network Operator Services, Inc. (to be released contemporaneously with the Closing).


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